Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

BRIACELL THERAPEUTICS CORP.

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	November 25, 2014 11:58 AM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	BRIACELL THERAPEUTICS CORP.
Incorporation Number:	**BC0764547**

This package contains:

- Certified Copy of the Notice of Articles
- Certificate of Name Change

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 25, 2014 11:58 AM Pacific Time

Incorporation Number: **BC0764547**

Recognition Date and Time: Incorporated on July 26, 2006 04:05 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:
BRIACELL THERAPEUTICS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
217-179 DAVIE STREET
VANCOUVER, BC BC V6Z 2Y1
CANADA

Delivery Address:
217-179 DAVIE STREET
VANCOUVER, BC BC V6Z 2Y1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
217-179 DAVIE STREET
VANCOUVER, BC BC V6Z 2Y1
CANADA

Delivery Address:
217-179 DAVIE STREET
VANCOUVER, BC BC V6Z 2Y1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Sharan, Rahoul

Mailing Address:	**Delivery Address:**
2303 KINGS AVENUE WEST VANCOUVER BC V7V 2C3 CANADA	2303 KINGS AVENUE WEST VANCOUVER BC V7V 2C3 CANADA

Last Name, First Name, Middle Name:
Funston, Bev

Mailing Address:	**Delivery Address:**
56-908 LYTTON STREET NORTH VANCOUVER BC V7H 2A5 CANADA	56-908 LYTTON STREET NORTH VANCOUVER BC V7H 2A5 CANADA

Last Name, First Name, Middle Name:
Healey, Christopher Martin

Mailing Address:	**Delivery Address:**
1160 SELKIRK DRIVE NANAIMO BC V9R 5X4 CANADA	1160 SELKIRK DRIVE NANAIMO BC V9R 5X4 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA

Number: BC0764547

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that ANSELL CAPITAL CORP. changed its name to BRIACELL THERAPEUTICS CORP. on November 25, 2014 at 11:58 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On November 25, 2014

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE